EX-99.906CERT


                          Rule 30a-2(b) CERTIFICATIONS


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Alger American Fund, do hereby certify, to such officer's knowledge, that:

     (1) The semi-annual report on Form N-CSR of the Registrant for the period ended June 30, 2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Alger American Fund.


Dated: August 8, 2007



/s/Dan C. Chung


Dan C. Chung
President
The Alger American Fund


Dated: August 8, 2007



/s/ Michael D. Martins


Michael D. Martins
Treasurer
The Alger American Fund


Dated: August 8, 2007



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.